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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                              _________________

                                  FORM 8-K

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 1994


                            NL INDUSTRIES, INC.
             (Exact name of registrant as specified in charter)


       New Jersey                       1-640                  13-5267260
(State or other jurisdiction     (Commission File No.)          (Employer
    of incorporation)                                       Identification No.)


3000 N. Sam Houston Parkway East, Houston, Texas                  77032
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (713) 987-5000

                               Not Applicable
        (Former name or former address, if changed since last report)



                                Page 1 of 4

                         Exhibit Index is at Page 3

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ITEM 5.  OTHER EVENTS.

        On February 2, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS

         (i) Exhibit 99.1  Press Release dated February 2, 1994.

                   *      *      *      *      *


                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NL INDUSTRIES, INC.
                                             (Registrant)



                                             /s/ DAVID B. GARTEN
                                                 ____________________________
                                                 David B. Garten
                                                 Vice President, Secretary
                                                  and General Counsel


Dated: February 3, 1994


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                                 EXHIBIT INDEX


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Exhibit                                                          Page
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
Exhibit 99.1      Press Release Issued on February 2, 1994        4


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